United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: September 25, 2006

PAN PACIFIC RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13243	33-0752457
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1631-B South Melrose Drive

Vista, California 92081

(Address of principal executive offices) (Zip Code)

(760) 727-1002

(Registrant’s telephone number, including area code)

None

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 25, 2006, Kimco Realty Corporation (Kimco) and Pan Pacific Retail Properties, Inc. (Pan Pacific) issued a joint press release, announcing that Pan Pacific’s stockholders approved the proposed merger of Pan Pacific with KRC Acquisition, Inc., a subsidiary of Kimco, and the other transactions contemplated by the merger agreement dated July 9, 2006. Kimco and Pan Pacific also announced that they have set October 31, 2006 as the closing date for the transactions.

A copy of the joint press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following exhibit is filed with this Form 8-K:

99.1	Joint press release dated September 25, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2006	PAN PACIFIC RETAIL PROPERTIES, INC.

	By:	/s/ JOSEPH B. TYSON
Joseph B. Tyson Executive Vice President, Chief Financial Officer and Secretary